UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 23, 2018

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2018, the Board of Directors (the “Board”) of Younvgevity International, Inc. (the “Company”) awarded to each non-employee member of the Board options to purchase 61,655 shares of the Company’s common stock, which options are exercisable for a period of ten years from the grant date, vest on July 23, 2019 (the one-year anniversary of the grant date) and have an exercise price of $4.29 per share.

On July 24, 2018, the Board awarded to David Briskie, the Company’s President and Chief Financial Officer, options to purchase 250,000 shares of the Company’s common stock, which options are exercisable for a period of ten years from the grant date, vest pro rata on a monthly basis for 36 months and have an exercise price of $3.92 per share.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 23, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following two (2) proposals and votes were cast as described below. These matters are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on June 8, 2018.

Proposal 1 — Election of Directors

The following seven (7) individuals were elected as directors, to serve until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

(1) Stephan Wallach	15,167,347	158,305	3,229,321
(2) David Briskie	15,218,164	107,488	3,229,321
(3) Michelle Wallach	15,148,447	177,205	3,229,321
(4) Richard Renton	15,220,451	105,201	3,229,321
(5) William Thompson	15,278,783	46,869	3,229,321
(6) Kevin Allodi	15,278,995	46,657	3,229,321
(7) Paul Sallwasser	15,279,070	46,582	3,229,321

Proposal 2 — Ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The stockholders ratified and approved the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,700,394	830,711	23,868	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: July 25, 2018	By:	/s/ David Briskie
David Briskie
President and Chief Financial Officer